BANNER
CORPORATION

Third Quarter 2019


Photo by
Siti Alimah


Photo by
Yvonne McDonald


Photo by
Maria DeVecchio


Photo by
Salvador Saldana

Disclosure Statement

Today's presentation deals with Banner's business outlook and will include forward-looking statements. Those statements include descriptions of management's plans, objectives or goals for future operations, products or services, forecast of financial or other performance measures and statements about Banner's general outlook for economic and other conditions. Additional forward-looking statements may be made in the question and answer period following the presentation. These forward-looking statements are subject to a number of risks and uncertainties and actual results may differ materially from those discussed today. Information on the risk factors that could cause actual results to differ are available from the earnings press release that was released October 23, 2019 as well as the Form 10-K for the year ended December 31, 2018 and Forms 10-Q filed quarterly thereafter. Forward-looking statements are effective only as of the date they are made, and Banner assumes no obligation to update information concerning its expectations.

Building value at Banner

Building value for stakeholders ...

by focusing on core banking competency ...

that is sustainable through change events ...

and scalable with acquisition growth

Banner Corporation

Assets	$12.1B
Deposits	$ 9.7B
Loans	$ 9.1B
Offices	173
Employees	2,100



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
NV
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank

Recent Additions

	2014 Q2 SW Oregon Branches	2015 Q1 Siuslaw Bank	2015 Q4 AmericanWest Bank	2018 Q4 Skagit Bank
Assets	$0.2B	$0.4B	$4.5B	$0.9B
Deposits	$0.2B	$0.3B	$3.6B	$0.8B
Loans	$0.1B	$0.2B	$3.0B	$0.6B
Offices	6	10	98	11

Building value at Banner

Growing with …

Scale in key California market
Attractive low-cost deposits
Relationship driven commercial bank
Strong credit culture
Financially appealing opportunity

AltaPacific Bank

Assets	$ 0.4B
Deposits	$ 0.3B
Loans	$ 0.3B
Offices	6

Expected close: November 2019



NV
Sacramento
5
CA
5
Los Angeles
San Diego
10

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Growing revenue

- Take advantage of ideal geography
- Offer super community bank value proposition
- Guard and improve reputation
- Grow market share

Growing revenue … in a good place since 1890

Population Estimate (millions)	2017	2030	Growth
Washington	7.4	8.6	16%
Oregon	4.2	4.8	17%
Idaho	1.7	2.0	15%
California	39.5	46.5	17%
Region	52.8	61.9	16%
United States	*325.7*	*363.6*	*12%*

- All 4 Banner states are among the fastest growing in the U.S.
- Region has ~16% of U.S. population but will drive ~24% of its growth.

Strong Population Growth Forecast



United States
Washington
Oregon
Idaho
California
2007 to 2017
2017 to 2030
Rank: 7th
10th
14th
9th
9th
14th
18th
7th
0%
5%
10%
15%
20%
25%



CANADA
WA
Seattle
Spokane
Portland
Eugene
OR
ID
Boise
Medford
MT
WY
NV
UT
CO
Sacramento
CA
AZ
NM
Los Angeles
San Diego
MEXICO
Banner Corporation
SW Oregon Branches
Siuslaw Bank
AmericanWest Bank
Skagit Bank

Source: U.S. Census Bureau

Growing revenue … in an ideal geography

BANNER CORPORATION

Powerful and diverse economic drivers

From Banner's Pacific Northwest base to …	
Technology	Microsoft, intel, amazon, Micron, Expedia
Manufacturing	BOEING, intel, PACCAR
Consumer	amazon, COSTCO WHOLESALE, STARBUCKS, NIKE, NORDSTROM
Logistics	Port of Seattle, Port of Tacoma, PORT OF PORTLAND, LA THE PORT, Port of LONG BEACH, PORT of SAN DIEGO
Natural Resources	Weyerhaeuser, TRIMARINE, Trident SEAFOODS
Agriculture	Traditional, specialty crops, orchards, wineries, …

California

From Apple

to zoomerang,

from Silicon Valley to the Central Valley …

the world's 6th largest economy

Growing revenue

Offer super community bank value proposition

- Broad product offerings serving middle market, small business and consumer client base
- Decision making as close to client as possible
- Delivery channels aligned to maximize tactical execution of strategic plan
- Community investment

Growing revenue

Guard and improve reputation



- Ranked highest in Northwest (3rd consecutive year):
  J.D. Power 2019 U.S. Retail Banking Satisfaction Study℠
- Ranked best bank in the Pacific region:
  Money 2019 "Best Bank in Every U.S. Region"
- Ranked in top 100 (3rd consecutive year):
  Forbes 2019 "Best Banks in America"
- Received highest rating:
  BauerFinancial Star Rating™
- Named "Regional Lender of the Year" (7th consecutive year):
  Seattle/Spokane SBA District for 2018
- Named "Star Performer" (4th consecutive year):
  Portland SBA District for 2018
- Released from enhanced regulatory oversight (April 2012)
- Repurchased 100% of Senior Preferred Stock (f/k/a TARP):
  $124 million during 2012

Growing revenue

Grow transaction deposit accounts

Quarter Ending	Non-Interest Bearing		Interest Bearing	
	Number	YOY Δ	Number	YOY Δ
09/30/19	301,151	4.1%[1]	149,524	0.4%[1]
12/31/09	71,178	8.0%	50,955	1.1%

- Excluding all acquisitions, the number of transaction deposit accounts has grown ~109% since 2009, about an 8% compound annual growth rate.
- In Q3 2019, sold one Idaho branch holding about 1,200 accounts.
- In Q4 2017, sold seven Utah branches holding about 6,700 accounts.
- Including acquisitions, the number of transaction deposit accounts has increased more than 2½ times.
- ~ 53,000 AmericanWest Bank interest bearing accounts were converted to non-interest bearing accounts at systems conversion.



Thousands
500
400
300
200
100
0
Interest Bearing
Non-Interest Bearing
Skagit Bank
AmericanWest Bank
Siuslaw Bank
SW Oregon Branches
Credit Crisis
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

[1] Year-over-year growth rates exclude accounts acquired from Skagit Bank and sold with Sandpoint, while number of accounts include them.

Growing revenue

Grow core revenue

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/19	$ 138M	6.3%	$ 550M	12.3%
12/31/09	$ 45M	5.8%	$ 177M	-0.6%



Millions
150
125
100
75
50
25
0
Other Income
Net Interest Income
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Grow deposit fees[1]

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/19	$ 10.3M	-15.7%	$ 49.5M	6.8%
12/31/09	$ 5.3M	1.6%	$ 21.4M	-0.7%



Millions
25
20
15
10
5
0
20%
16%
12%
8%
4%
0%
Other Fees
Mortgage Bnkg
Deposit Fees
Deposit Fees as % of Core Revenue
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

[1] Effective July 1, 2019, Banner became subject to the Durbin Amendment, limiting the amount of interchange fees it can charge for certain debit card transactions.

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Protecting net interest margin

- Improve earning asset mix
- Improve funding mix
- Reduce deposit costs
- Maintain loan-to-deposit ratio

Protecting net interest margin

Improve Earning Asset Mix



12/31/2009
Coml & Ag
19%
Securities
14%
Consumer
7%
CRE Owner
11%
16%
Res Mortgage
CRE Investor
21%
12%
Res Const/Dev



09/30/2019
Coml & Ag
19%
Securities
17%
Consumer
7%
CRE Owner
14%
9%
Res Mortgage
6%
CRE Investor
28%
Res Const/Dev

$ Billions	12/09	09/19
Securities	0.6	1.9
Coml & Ag	0.9	2.0
CRE Owner	0.5	1.5
CRE Investor	0.9	3.0
Res Const/Dev	0.5	0.6
Res Mortgage	0.7	0.9
Consumer	0.3	0.8
Total	4.4	10.7

Improve Funding Mix



12/31/2009
Non-Interest Bearing
14%
Certificates of Deposit
45%
31%
Interest Bearing and Savings
FHLB & Other
10%



09/30/2019
Certificates of Deposit
12%
FHLB & Other
6%
37%
Non-Interest Bearing
Interest Bearing and Savings
45%

$ Billions	12/09	09/19
Non-Interest	0.6	3.9
Interest Bearing	1.3	4.6
CDs	2.0	1.2
FHLB & Other	0.4	0.6
Total	4.3	10.3

Protecting net interest margin

Grow core deposits

Quarter Ending	Balance	YOY Δ	% of Total
09/30/19	$ 8,510M	13.4%	87%
12/31/09	$ 1,924M	16.8%	50%



Billions
Noncore Deposits
Core Deposits
Core Deposit %
0
2
4
6
8
10
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Reduce deposit costs

Quarter Ending	Quarter		LTM	
	Amount	Rate	Amount	Rate
09/30/19	$ 10.0M	0.42%	$ 35.2M	0.38%
12/31/09	$ 17.7M	1.83%	$ 83.2M	2.21%



Loan Yield
Deposit Cost
Loan–Deposit Spread
0%
1%
2%
3%
4%
5%
6%
7%
8%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Protecting net interest margin

Maintain 90–95% loan-to-deposit ratio

Quarter Ending	Ratio
09/30/19	93%
12/31/09	98%



50%
40%
30%
20%
10%
0%
Net Noncore Funding Dependence
Banner
Peer Median
Peer Top Quartile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



115%
110%
105%
100%
95%
90%
85%
80%
75%
70%
Deposits
Loans
Loan-to-Deposit Ratio
10
8
6
4
2
0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Protecting net interest margin

Maintain top quartile net interest margin

Quarter Ending	Quarter Amount	Quarter Rate	LTM Amount	LTM Rate
09/30/19	$ 117M	4.25%	$467M	4.37%
12/31/09	$ 39M	3.53%	$146M	3.36%



Net Interest Margin
Banner
Peer Top Quartile
Peer Median
5.0%
4.5%
4.0%
3.5%
3.0%
2.5%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Earning Asset Yield
Funding Cost
Net Interest Margin
8%
7%
6%
5%
4%
3%
2%
1%
0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Spending carefully

- Benefit from scale
- Control core operating expense

Spending carefully

Control core operating expense

Quarter Ending	Quarter Amount	Quarter YOY Δ	LTM Amount	LTM YOY Δ
09/30/19	$ 87M	7.9%	$351M	7.2%
12/31/09	$ 31M	-10.1%	$132M	-2.5%



100%
90%
80%
70%
60%
50%
Efficiency Ratio
Banner
Peer Median
Peer Top Quartile
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Millions
100
80
60
40
20
0
100%
90%
80%
70%
60%
50%
40%
30%
20%
Other
Information
Occupancy
Compensation
Efficiency Ratio
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Maintaining a moderate risk profile

- Embrace effective enterprise risk management
- Minimize nonperforming assets
- Maintain appropriate loan loss reserve
- Maintain appropriate risk capital

Maintaining a moderate risk profile

Minimize nonperforming assets

Quarter Ending	NPLs		OREO	
	Amount	% of TA	Amount	% of TA
09/30/19	$ 18 M	0.20%	$ 0 M	0.00%
12/31/09	$214 M	5.53%	$ 78 M	2.01%



4.0%
3.5%
3.0%
2.5%
2.0%
1.5%
1.0%
0.5%
ALLL to Total Loans
Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

* At 09/30/19, when adjusted for purchase accounting of the AmericanWest portfolio, the allowance to total loans was 1.35%.



Millions
350
300
250
200
150
100
50
0
Other Real Estate Owned
Nonperforming Loans
ALLL
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Maintaining a moderate risk profile

Maintain appropriate risk capital

Quarter Ending	Tier 1 Leverage	TCE/ TA
09/30/19	10.70%	9.93%
12/31/09	9.62%	5.87%



18%
16%
14%
12%
10%
8%
6%
Tier 1 Leverage
— Banner
Peer Top Quartile
Peer Median
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Total Capital
Tier 1 Leverage Ratio
TCE/ Tangible Assets
20%
16%
12%
8%
4%
0%
1.4
1.2
1.0
0.8
0.6
0.4
0.2
0.0
Billions
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

Building value at Banner

Core banking competency

- Growing revenue
- Protecting net interest margin
- Spending carefully
- Maintaining a moderate risk profile
- Employing capital wisely

Employing capital wisely

- Maintain premium to tangible book value
- Pay appropriate dividends
- Prepare for future opportunities

Maintain premium to tangible book value

Maintain favorable stock price to TBV and EPS

Quarter Ending	Stock Price [1]	TBV	Price / TBV	EPS LTM	P/E Ratio
09/30/19	$ 53.93	$ 34.10	158%	$ 4.33	12.5x
06/30/10	$ 15.07	$ 29.03	52%	$ -8.06	n/m



Return on Average Assets
Banner
Peer Top Quartile
Peer Median
2.0%
1.5%
1.0%
0.5%
0.0%
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19



Earnings per Share LTM
Banner Stock Price
Tangible BV per Share
Before 2010 Q2 capital raise
$ 5.00
$ 4.00
$ 3.00
$ 2.00
$ 1.00
$ 0.00
$ 75
$ 60
$ 45
$ 30
$ 15
$ 0
12-07
12-08
12-09
12-10
12-11
12-12
12-13
12-14
12-15
12-16
12-17
12-18
12-19

Peer source: Group 1 ($10B and over), Bank Holding Company Performance Report (BHCPR), National Information Center, Federal Reserve System, Division of Banking Supervision and Regulation

[1] Average closing price for the month following quarter-end.

* *Through October 22nd*

Building value at Banner

Building value for ...

Shareholders by delivering top quartile financial performance

Clients by delivering super community bank service and products

Employees by offering opportunity and reward

Communities by providing capital and staying involved